Exhibit 10.4d

November 9, 2007

Mr. Dan Ingram

Senior Vice President – Sales and Marketing

Constar International, Inc.

One Crown Way

Philadelphia, PA 19154

Re:	Schedule C [***] – [***]

Dear Dan:

As it relates to the [***] contained in Schedule C of the Contract Amendment dated November 13, 2006 between New Century Beverage Company and Constar International to purchase PET Containers, below is an updated Schedule C [***].

Please indicate your acceptance of the above by signing below and returning the enclosed original to my attention.

Sincerely,

Dianne Sutter

	By	/s/ Dianne Sutter
Dianne Sutter Vice President – Plastic Bottles & Closures Date: November 12, 2007

Agreed and accepted Constar International, Inc.

Signature:	/s/ Walter S. Sobson
Name:	Walter S. Sobson
Title:	Executive Vice President and Chief Financial Officer
Date:	November 9, 2007

SCHEDULE C

Contract Prices for Containers

(Pricing Per One Thousand Containers)

Conversion Cost shall apply for all [***] and [***] over the term of this agreement.

Container Size and Gram Weight

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]

Resin Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Conversion	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]

Resin Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Conversion	23.75	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	43.73	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Notes:

[1]	Contract prices, based on gram weights indicated, are based on a resin cost of [***]. Resin price per pound is subject to change per the terms of the Supply Agreement.

[2]	The base conversion cost for [***] is [***]. The incremental cost for [***] is [***].

[3]	The base conversion cost for [***] is [***]. The [***] shall be [***].

[4]	Label application rates for [***].

[5]	An [***] will be [***].

[6]	[***] will be [***].

[7]	[***] will be [***].

[8]	[***] will be [***].

[9]	[***] will be[***]

[10]	[***] will be [***].

[11]	[***] – A [***] will be [***].